UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 OR 15(b) of The Securities Exchange
Act of 1934


         Date of Report (Date of earliest event reported)
              November 8, 1996  (November 1, 1996)


                      Storage USA, Inc.
     (Exact name of registrant as specified in its charter)


     Tennessee              001-12910         62-1251239




(State or other            (Commission     (IRS Employer
jurisdiction               File Number)    Identification No.)
of incorporation)



10440 Little Patuxent Parkway, Suite 1100,          21044
Columbia, Maryland

(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (410) 730-9500




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The purpose of this Current Report on Form 8-K is to file as exhibits the Indenture, dated as of November 1, 1996 between SUSA
Partnership, L.P. and First National Bank of Chicago, as Trustee, and the form of the Global Note.


Item 7:    Financial Statements and Exhibits


(c)Exhibits

   Exhibit         Description

     10.1        Indenture between SUSA Partnership, L.P. (the
                 "Partnership") and First National Bank of
                 Chicago, as Trustee, dated November 1, 1996

     10.2         Form of $100,000,000 the Global Note, dated
                  November 7, 1996



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                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  DATED: November 8, 1996


                                  STORAGE USA, INC.




                                  By: /s/ Thomas E. Robinson
                                  Thomas E. Robinson
                                  President and
                                  Chief Financial Officer